Washington Federal, Inc.
Fact Sheet
March 31, 2021
($ in Thousands)

					Exhibit 99.2

	As of 09/20		As of 12/20		As of 03/21
Allowance for Credit Losses (ACL) - Total	$191,955		$196,689		$199,153
ACL - Loans	166,955		170,189		172,653
ACL Unfunded Commitments	25,000		26,500		26,500
Total ACL as a % of Gross Loans	1.33%		1.33%		1.30%

	09/20 QTR	09/20 YTD	12/20 QTR	12/20 YTD	03/21 QTR	03/21 YTD
Loan Originations - Total	$1,495,586	$6,220,600	$1,915,025	$1,915,025	$1,975,519	$3,890,544
Multi-Family	71,040	403,118	122,061	122,061	151,888	273,949
Commercial Real Estate	230,544	466,322	154,975	154,975	104,400	259,375
Commercial & Industrial	264,158	2,168,908	489,939	489,939	736,508	1,226,447
Construction	392,347	1,457,602	647,439	647,439	569,238	1,216,677
Land - Acquisition & Development	20,196	88,379	22,830	22,830	16,331	39,161
Single-Family Residential	285,780	910,571	255,999	255,999	190,729	446,728
Construction - Custom	185,778	576,342	123,469	123,469	146,660	270,129
Land - Consumer Lot Loans	17,124	51,678	20,532	20,532	23,322	43,854
HELOC	26,120	93,285	29,431	29,431	26,116	55,547
Consumer	2,499	4,395	48,350	48,350	10,327	58,677

Purchased Loans (including acquisitions)	$—	$15,456	$—	$—	$73,208	$73,208

Net Loan Fee and Discount Accretion	$8,013	$25,060	$10,386	$10,386	$13,209	$23,595

Repayments
Loans	$1,343,274	$5,096,622	$1,600,257	$1,600,257	$1,547,572	$3,147,829
MBS	237,234	679,716	245,042	245,042	196,305	441,347

MBS Premium Amortization	$3,890	$11,967	$3,497	$3,497	$2,428	$5,925

Efficiency
Operating Expenses/Average Assets	1.69%	1.82%	1.73%	1.73%	1.70%	1.71%
Efficiency Ratio (%)	62.09%	58.99%	60.58%	60.58%	59.02%	59.79%
Amortization of Intangibles	$552	$2,151	$481	$481	$339	$820

EOP Numbers
Shares Issued and Outstanding	75,689,364		75,867,105		73,084,591

Share repurchase information
Remaining shares authorized for repurchase	4,627,231		4,594,275		11,769,687
Shares repurchased	162	3,339,530	32,956	32,956	2,824,588	2,857,544
Average share repurchase price	$23.34	$33.58	$21.29	$21.29	$31.53	$31.42

Washington Federal, Inc.
Fact Sheet
March 31, 2021
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 09/20		As of 12/20		As of 03/21
$ Amount	$1,704,227		$1,752,342		$1,723,867
Per Share	22.52		23.10		23.59

# of Employees	2,080		2,098		2,100

Investments
Available-for-sale:
Agency MBS	$968,252		$868,211		$764,629
Other	1,281,240		1,614,733		1,674,273
	$2,249,492		$2,482,944		$2,438,902
Held-to-maturity:
Agency MBS	$705,838		$586,870		$494,089
	$705,838		$586,870		$494,089

	As of 09/20		As of 12/20		As of 03/21
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,538,762	10.6%	$1,610,796	10.9%	$2,008,192	13.2%
Commercial Real Estate	1,895,086	13.1	1,954,154	13.2	2,226,560	14.6
Commercial & Industrial	2,132,160	14.7	2,256,627	15.3	2,471,823	16.2
Construction	2,403,276	16.6	2,687,708	18.2	2,495,961	16.4
Land - Acquisition & Development	193,745	1.3	193,239	1.3	185,024	1.2
Single-Family Residential	5,304,689	36.7	5,063,053	34.2	4,828,535	31.6
Construction - Custom	674,879	4.7	659,364	4.5	678,469	4.4
Land - Consumer Lot Loans	102,263	0.7	110,841	0.7	123,351	0.8
HELOC	139,703	1.0	139,752	0.9	144,528	0.9
Consumer	83,159	0.6	111,292	0.8	103,145	0.7
	14,467,722	100%	14,786,826	100%	15,265,588	100%
Less:
Allowance for Credit Losses (ACL)	166,955		170,189		172,653
Loans in Process	1,456,072		1,679,972		1,982,225
Net Deferred Fees, Costs and Discounts	52,378		55,655		75,287
Sub-Total	1,675,405		1,905,816		2,230,165
	$12,792,317		$12,881,010		$13,035,423

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,524,387	11.9%	$1,595,437	12.4%	$1,969,343	15.1%
Commercial Real Estate	1,862,173	14.6	1,919,359	14.9	2,184,243	16.8
Commercial & Industrial	2,076,848	16.2	2,199,148	17.1	2,404,792	18.4
Construction	1,328,258	10.4	1,366,742	10.6	902,468	6.9
Land - Acquisition & Development	142,838	1.1	141,955	1.1	139,809	1.1
Singe-Family Residential	5,248,774	41.0	5,009,821	38.9	4,767,468	36.6
Construction - Custom	292,398	2.3	295,757	2.3	305,583	2.3
Land - Consumer Lot Loans	98,665	0.8	106,886	0.8	118,919	0.9
HELOC	137,652	1.1	137,911	1.1	142,840	1.1
Consumer	80,324	0.6	107,994	0.8	99,958	0.8
	$12,792,317	100%	$12,881,010	100%	$13,035,423	100%

Washington Federal, Inc.
Fact Sheet
March 31, 2021
($ in Thousands)

	As of 09/20			As of 12/20			As of 03/21
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,914,476	42.9%	80	$6,093,356	43.0%	80	$6,381,399	43.1%	80
Idaho	949,920	6.9	24	989,649	7.0	24	1,012,507	6.8	24
Oregon	2,627,720	19.1	46	2,738,182	19.4	46	2,837,657	19.2	46
Utah	988,498	7.2	10	939,518	6.6	10	970,056	6.5	9
Nevada	442,772	3.2	11	460,591	3.3	11	496,213	3.3	11
Texas	225,819	1.6	6	275,794	1.9	6	299,309	2.0	6
Arizona	1,481,603	10.8	31	1,519,630	10.7	31	1,569,498	10.6	30
New Mexico	1,148,816	8.3	26	1,149,821	8.1	26	1,252,782	8.5	26
Total	$13,779,624	100%	234	$14,166,541	100%	234	$14,819,421	100%	232

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,164,071	15.7%		$2,336,294	16.5%		$2,655,195	17.9%
Interest Checking	3,029,576	22.0		3,175,494	22.4		3,353,239	22.6
Savings	872,087	6.3		914,655	6.5		976,064	6.6
Money Market	3,740,698	27.1		3,955,016	27.9		4,244,168	28.7
Time Deposits	3,973,192	28.9		3,785,082	26.7		3,590,755	24.2
Total	$13,779,624	100%		$14,166,541	100%		$14,819,421	100%

Deposits greater than $250,000 - EOP	$5,491,395			$5,826,828			$6,390,291

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,178,602	1.27%		$1,264,612	1.14%		$917,060	0.49%
From 4 to 6 months	1,282,051	1.14%		926,880	0.50%		998,706	0.35%
From 7 to 9 months	371,896	0.78%		440,169	0.51%		530,216	0.44%
From 10 to 12 months	235,286	0.70%		342,092	0.54%		395,496	0.67%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Multi-Family	$—	—%		$—	—%		$—	—%
Commercial Real Estate	3,771	13.0		31,397	53.7		9,226	23.1
Commercial & Industrial	329	1.1		594	1.0		832	2.1
Construction	1,669	5.8		1,237	2.1		1,423	3.5
Land - Acquisition & Development	—	—		—	—		2,340	5.9
Single-Family Residential	22,431	77.2		24,349	41.7		25,599	64.1
Construction - Custom	—	—		—	—		—	—
Land - Consumer Lot Loans	243	0.8		443	0.7		177	0.4
HELOC	553	1.9		334	0.6		306	0.8
Consumer	60	0.2		52	0.1		52	0.1
Total non-accrual loans	29,056	100%		58,406	100%		39,955	100%
Real Estate Owned	4,966			4,463			5,316
Other Property Owned	3,673			3,673			3,672
Total non-performing assets	$37,695			$66,542			$48,943

Non-accrual loans as % of total net loans	0.23%			0.45%			0.31%
Non-performing assets as % of total assets	0.20%			0.35%			0.25%

Washington Federal, Inc.
Fact Sheet
March 31, 2021
($ in Thousands)

	As of 09/20		As of 12/20		As of 03/21
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Troubled debt restructure ("TDR") loans:
Multi-Family	$304	0.3%	$288	0.3%	$267	0.3%
Commercial Real Estate	1,462	1.6	2,476	2.9	2,327	3.0
Commercial & Industrial	51	0.1	48	0.1	45	0.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	85,607	93.6	80,155	92.8	72,512	92.6
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	3,106	3.4	2,714	3.1	2,630	3.3
HELOC	826	0.9	584	0.8	454	0.6
Consumer	52	0.1	49	0.1	47	0.1
Total TDR loans	$91,408	100%	$86,314	100%	$78,282	100%

TDRs were as follows:
Performing	$89,072	97.4%	$84,482	97.9%	$76,458	97.7%
Non-performing (a)	2,336	2.6	1,832	2.1	1,824	2.3
Total TDR loans	$91,408	100%	$86,314	100%	$78,282	100%
(a) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(866)	(0.18)	(789)	(0.16)	(1,457)	(0.26)
Commercial & Industrial	915	0.17	(48)	(0.01)	7	—
Construction	(129)	(0.02)	—	—	—	—
Land - Acquisition & Development	(51)	(0.11)	(35)	(0.07)	(410)	(0.89)
Single-Family Residential	(447)	(0.03)	(779)	(0.06)	(391)	(0.03)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(46)	(0.18)	(7)	(0.03)	(7)	(0.02)
HELOC	(1)	—	—	—	—	—
Consumer	19	0.09	(76)	(0.27)	(206)	(0.80)
Total net charge-offs (recoveries)	$(606)	(0.02)%	$(1,734)	(0.05)%	$(2,464)	(0.06)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

FHLB Advances (Effective Maturity)	Amount	Rate	Amount	Rate	Amount	Rate
Within 1 year	$630,000	2.69%	$530,000	3.62%	$430,000	3.29%
1 to 3 years	520,000	2.21%	520,000	1.98%	520,000	2.21%
3 to 5 years	450,000	2.29%	450,000	2.15%	400,000	1.92%
More than 5 years	1,100,000	0.87%	1,100,000	0.73%	800,000	0.77%
Total	$2,700,000		$2,600,000		$2,150,000

Interest Rate Risk
NPV post 200 bps shock (c)		15.6%		16.2%		18.2%
Change in NII after 200 bps shock (c)		3.4%		6.4%		9.9%
(c) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
March 31, 2021
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2021
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2020			December 31, 2020			March 31, 2021
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$12,777,706	$132,165	4.10%	$12,824,870	$133,671	4.14%	$12,842,392	$132,756	4.19%
Mortgage-backed securities	1,756,588	8,516	1.92	1,582,286	7,230	1.81	1,359,631	6,696	2.00
Cash & investments	2,526,684	4,710	0.74	3,004,224	5,265	0.70	3,702,861	5,720	0.63
FHLB & FRB Stock	142,207	1,723	4.81	140,730	1,656	4.67	130,502	1,582	4.92

Total interest-earning assets	17,203,185	147,114	3.39%	17,552,110	147,822	3.34%	18,035,386	146,754	3.30%
Other assets	1,327,413			1,307,937			1,252,122
Total assets	$18,530,598			$18,860,047			$19,287,508

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$11,335,819	18,800	0.66%	$11,619,857	14,110	0.48%	$11,816,399	10,729	0.37%
FHLB advances	2,705,435	13,482	1.98	2,668,478	13,198	1.96	2,412,778	11,991	2.02

Total interest-bearing liabilities	14,041,254	32,282	0.91%	14,288,335	27,308	0.76%	14,229,221	22,720	0.65%
Noninterest-bearing customer accounts	2,182,773			2,258,685			2,579,497
Other liabilities	295,544			275,834			248,210
Total liabilities	16,519,571			16,822,854			17,056,928
Stockholders’ equity	2,011,027			2,037,193			2,230,580
Total liabilities and equity	$18,530,598			$18,860,047			$19,287,508

Net interest income		$114,832			$120,514			$124,034

Net interest margin (NIM) (1)			2.67%			2.75%			2.75%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2021
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2021
Multi-Family	1,127	1,763	$1,987,120	—	1	—	1	0.09%	$475	0.02%
Commercial Real Estate	1,013	2,183	2,211,065	1	1	5	7	0.69	4,968	0.22
Commercial & Industrial (1)	7,589	323	2,452,585	12	2	4	18	0.24	1,962	0.08
Construction	536	1,726	925,017	—	—	1	1	0.19	1,153	0.12
Land - Acquisition & Development	112	1,342	150,311	—	—	1	1	0.89	2,340	1.56
Single-Family Residential	19,941	241	4,802,575	30	9	104	143	0.72	26,208	0.55
Construction - Custom	1,152	268	308,831	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,216	101	122,211	1	1	2	4	0.33	353	0.29
HELOC	3,218	45	145,066	3	—	10	13	0.40	399	0.28
Consumer	2,607	40	103,294	8	1	17	26	1.00	315	0.30
	38,511	343	$13,208,075	55	15	144	214	0.56%	$38,173	0.29%

December 31.2020
Multi-Family	1,115	1,444	$1,609,800	1	—	—	1	0.09%	$475	0.03%
Commercial Real Estate	1,089	1,784	1,942,854	1	2	4	7	0.64	28,600	1.47
Commercial & Industrial	7,769	289	2,243,465	10	1	3	14	0.18	1,043	0.05
Construction	541	2,575	1,393,107	1	—	1	2	0.37	3,703	0.27
Land - Acquisition & Development	121	1,261	152,621	2	—	—	2	1.65	252	0.17
Single-Family Residential	20,896	242	5,048,435	41	7	122	170	0.81	31,905	0.63
Construction - Custom	1,136	264	299,351	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,181	93	109,845	3	—	4	7	0.59	597	0.54
HELOC	3,142	45	140,272	8	3	13	24	0.76	1,339	0.95
Consumer	2,733	41	111,449	9	12	23	44	1.61	248	0.22
	39,723	329	$13,051,199	76	25	170	271	0.68%	$68,162	0.52%

September 30,2020
Multi-Family	1,103	1,395	$1,538,240	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,103	1,709	1,884,688	—	1	2	3	0.27	478	0.03
Commercial & Industrial	8,629	245	2,115,513	—	2	4	6	0.07	863	0.04
Construction	549	2,463	1,352,414	—	—	2	2	0.36	1,662	0.12
Land - Acquisition & Development	122	1,259	153,571	—	—	—	—	—	—	—
Single-Family Residential	21,918	242	5,293,962	30	13	99	142	0.65	26,354	0.50
Construction - Custom	1,161	255	295,953	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,123	90	101,394	1	—	3	4	0.36	365	0.36
HELOC	3,090	45	140,222	10	4	9	23	0.74	731	0.52
Consumer	2,825	29	83,315	22	5	21	48	1.70	356	0.43
	41,623	311	$12,959,272	63	25	140	228	0.55%	$30,809	0.24%

(1) Includes 5,471 SBA PPP loans with a balance of $695,752, all of which are current.